UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                           December 18, 2008

EMAGEON INC.

(Exact name of registrant as specified in charter)

Delaware	0-51149	63-1240138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Corporate Drive, Suite 200, Birmingham, Alabama	35242

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:                              (205) 980-9222

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS
     On December 18, 2008, Emageon Inc., a Delaware corporation (“Emageon”), issued a press release announcing that, at a special meeting held on December 17, 2008, the stockholders of Emageon adopted the Agreement and Plan of Merger, dated as of October 13, 2008, by and among Emageon, Health Systems Solutions, Inc., a Nevada corporation (“HSS”), and HSS Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of HSS.
     A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 18, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAGEON INC. (Registrant)
	By:	/s/ John W. Wilhoite
John W. Wilhoite
Date: December 18, 2008		Chief Financial Officer